EXHIBIT 99.1

News Release

Contact:	Tom Lampen, ChoiceOne Bank
(616) 887-2337
tlampen@choiceone.com

ChoiceOne Financial Announces Cash Dividends

Highlights

▪	$0.20 quarterly dividend declared.
▪	$0.60 special dividend declared, contingent upon merger agreement approval by shareholders of ChoiceOne Financial Services, Inc. and County Bank Corp.

Sparta, Michigan – August 28, 2019 – ChoiceOne Financial Services, Inc. announced today that its Board of Directors has declared a cash dividend on the Corporation’s common stock of $0.20 per share. The cash dividend is payable to shareholders of record as of September 19, 2019 and will be paid on September 30, 2019. The dividend declared for the third quarter of 2019 is equal to the dividend paid in the first and second quarters of 2019 and is $.02 more than the dividend paid in the third quarter of 2018.

ChoiceOne Financial Services, Inc. also announced today that its Board of Directors has declared a special cash dividend on the Corporation’s common stock of $0.60 per share. The special cash dividend is payable to shareholders of record as of September 19, 2019 and is expected to be paid on September 30, 2019. The special cash dividend is contingent upon approval of the merger agreement, dated March 22, 2019, by shareholders of ChoiceOne Financial Services, Inc. and County Bank Corp. at separate special shareholder meetings to be held on September 18, 2019 and the satisfaction of other customary closing conditions.

ChoiceOne Financial Services, Inc. is a financial holding company headquartered in Sparta, Michigan, and the parent corporation of ChoiceOne Bank, Member FDIC. ChoiceOne Bank operates fourteen full service offices in parts of Kent, Muskegon, Newaygo, and Ottawa Counties in Michigan. ChoiceOne Bank offers insurance and investment products through its subsidiary, ChoiceOne Insurance Agencies, Inc. ChoiceOne Financial Services, Inc. common stock is publicly traded and is available on the OTC under the symbol “COFS.” For more information, please visit Investor Relations at ChoiceOne’s website at www.choiceone.com.

Forward-Looking Statements

This press release contains forward-looking statements. Words such as “anticipates,” “believes,” “estimates,” “expects,” “forecasts,” “intends,” “is likely,” “plans,” “predicts,” “projects,” “may,” “could,” “look forward,” “continue”, “future” and variations of such words and similar expressions are intended to identify such forward-looking statements. Examples of forward-looking statements include, but are not limited to, statements regarding the outlook and expectations of ChoiceOne and County with respect to their planned merger, the strategic benefits and financial benefits of the merger, including the expected impact of the transaction on the combined company’s future financial performance (including anticipated accretion to earnings per share, cost savings, the tangible book value earn-back period and other operating and return metrics), and the timing of the closing of the transaction. These statements reflect current beliefs as to the expected outcomes of future events and are not guarantees of future performance. These statements involve certain risks, uncertainties and assumptions (“risk factors”) that are difficult to predict with regard to timing, extent, likelihood and degree of occurrence. Therefore, actual results and outcomes may materially differ from what may be expressed, implied or forecasted in such forward-looking statements. Furthermore, neither ChoiceOne nor County undertake any obligation to update, amend, or clarify forward-looking statements, whether as a result of new information, future events, or otherwise. Such risks, uncertainties and assumptions, include, among others, the following:

•	the failure of either ChoiceOne or County to obtain shareholder approval, or to satisfy any of the other closing conditions to the transaction on a timely basis or at all;
•	the occurrence of any event, change or other circumstances that could give rise to the right of one or both of the parties to terminate the merger agreement;
•	the possibility that the anticipated benefits of the transaction, including anticipated cost savings and strategic gains, are not realized when expected or at all, including as a result of the impact of, or problems arising from, the integration of the two companies or as a result of the strength of the economy, competitive factors in the areas where ChoiceOne and County do business, or as a result of other unexpected factors or events;
•	the impact of purchase accounting with respect to the transaction, or any change in the assumptions used regarding the assets purchased and liabilities assumed to determine their fair value;
•	diversion of management’s attention from ongoing business operations and opportunities;
•	potential adverse reactions or changes to business or employee relationships, including those resulting from the announcement or completion of the transaction; and
•	the outcome of any legal proceedings that may be instituted against ChoiceOne or County;

Additional risk factors include, but are not limited to, the risk factors described in Item 1A in ChoiceOne Financial Services, Inc.’s Annual Report on Form 10-K for the year ended December 31, 2018.

Important Additional Information and Where to Find It

This communication is being made in respect of the proposed merger transaction between ChoiceOne and County. In connection with the proposed merger, ChoiceOne has filed with the SEC a Registration Statement on Form S-4 that includes a Joint Proxy Statement of ChoiceOne and County and a Prospectus of ChoiceOne, as well as other relevant documents regarding the proposed transaction. A definitive Joint Proxy Statement/Prospectus has been sent to ChoiceOne and County shareholders. INVESTORS ARE URGED TO READ THE REGISTRATION STATEMENT AND THE JOINT PROXY STATEMENT/PROSPECTUS REGARDING THE MERGER AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS, BECAUSE THEY CONTAIN IMPORTANT INFORMATION.

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction.

A free copy of the Joint Proxy Statement/Prospectus, as well as other filings containing information about ChoiceOne and County, may be obtained at the SEC’s Internet site http://www.sec.gov. You may also obtain these documents, free of charge, from ChoiceOne by accessing ChoiceOne’s website at http://www.choiceone.com (which website is not incorporated herein by reference) or from County by accessing County’s website at http://www.lakestonebank.com (which website is not incorporated herein by reference). Copies of the Joint Proxy Statement/Prospectus may also be obtained, free of charge, by directing a request to ChoiceOne, 109 East Division Street, Post Office Box 186, Sparta, 49345, Attention: Mr. Thomas L. Lampen, or by calling 616-887-7366, or to County, 83 West Nepessing Street, Post Office Box 250, Lapeer, Michigan 48446, Attention Mr. Joseph H. Black, or by calling 810-664-2977.

Participants in Solicitation

ChoiceOne and County and certain of their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from ChoiceOne and County shareholders in respect of the transaction described in the Joint Proxy Statement/Prospectus. Additional information regarding the interests of those participants and other persons who may be deemed participants in the transaction may be obtained by reading the Joint Proxy Statement/Prospectus regarding the proposed merger. Free copies of this document may be obtained as described in the preceding paragraph.

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EDITORS NOTE: Media interviews with ChoiceOne executives are available by calling Tom Lampen at (616) 887-2337 or tlampen@choiceone.com. Electronic versions of bank official headshots are also available.